                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        Date of Report (Date of earliest event reported): APRIL 18, 1997



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                       1-12672                 77-0404318
----------------------------    -----------------------      ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
       of incorporation)                                     identification no.)


           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
               (Address of principal executive offices) (Zip Code)

                                 (408) 983-1500
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

PROPERTY ACQUISITIONS.

     On April 21, 1997, Bay Apartment Communities, Inc. (the "Company") filed a Current Report on Form 8-K, dated April 18, 1997 (the "Initial Form 8-K"), as amended by a Current Report on Form 8-K/A, dated April 18, 1997, in which the Company disclosed its acquisition of the following six properties (consisting of four apartment home communities and two land sites): Rancho Penasquitos Racquet Club Apartments (now called SummerWalk), The Village Apartments, Banbury Cross Apartments, Cardiff Gardens and The Alameda Land Sites. The communities described below were described in the Initial Form 8-K as "Proposed Acquisitions" and were subsequently acquired for an aggregate purchase price of approximately $31.3 million. Substantially all of the purchase price for these communities was funded by drawing on the Company's $200 million unsecured line of credit from Union Bank of Switzerland and other banks. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of either community listed below.

     Villa Serena. On April 25, 1997, the Company purchased a 301 apartment home community located in Rancho Santa Margarita, California from Tijeras Partnership for approximately $17.7 million. The Company intends to repair the community's roofs, stucco exterior and decks. In addition, the Company plans to install new refrigerators, washers and dryers in all of the community's apartment homes and upgrade the leasing office, fitness center and landscaping.

     Genesee Gardens. On May 16, 1997, the Company purchased a 200 apartment home community located in San Diego, California from Real Estate Exchange, Inc. The purchase price for this community was approximately $13.6 million. The Company's repositioning program at this community will include substantial exterior and interior reconstruction, including the construction of new exterior decks and patios, the replacement or repair of stucco, wood facia, site concrete and attic vents, as well as significant kitchen, bathroom, laundry and garage renovations and improvements. The Company also intends to build a fitness center, renovate the leasing facility, add a gating system and substantially upgrade the landscaping.

     This Current Report on Form 8-K/A contains the financial statements required under Rule 3-14 of Regulation S-X of the Securities and Exchange Commission relating to Genesee Gardens, which were not contained in the Initial Form 8-K.






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

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Financial Statements under Rule 3-14 of Regulation S-X for Genesee Gardens Apartments

(c)     Exhibits

        23.1  Consent of Coopers & Lybrand L.L.P., Independent Accountants.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   BAY APARTMENT COMMUNITIES, INC.



Dated:  June 16, 1997              By:   /s/ Gilbert M. Meyer
                                       -----------------------------------------
                                        Gilbert M. Meyer
                                        Chairman of the Board and President

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Genesee Gardens Apartments,
San Diego, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Genesee Gardens Apartments, San Diego, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                /s/  Coopers & Lybrand L.L.P.


San Francisco, California
March 18, 1997

                          GENESEE GARDENS APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1996

                                     -------



Revenues:
   Rental income                                           $1,756,283
   Other                                                       17,270
                                                           ----------
                                                            1,773,553
                                                           ----------

Direct operating expenses:
   On-site management                                         185,438
   Real property tax                                           41,093
   Utilities                                                  162,526
   Repairs and maintenance                                    283,515
   Other                                                       16,573
                                                           ----------
                                                              689,145
                                                           ----------
               Revenues in excess of direct
                   operating expenses                      $1,084,408
                                                           ==========


                     The accompanying note is an integral
                       part of this Historical Summary.

                          GENESEE GARDENS APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------

A.    Property and Basis of Accounting:

      The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Genesee Gardens Apartments, San Diego, California with 200 apartment homes.

      In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

      Rental income attributable to residential leases is recorded when due from tenants.